UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)
February 18, 2008
Gardner Denver, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13215	76-0419383

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

1800 Gardner Expressway
Quincy, Illinois		62305

(Address of Principal Executive Offices)		(Zip Code)
(217) 222-5400
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) Departure of Director.
     On February 19, 2008, Mr. Thomas M. McKenna retired from the Board of Directors of Gardner Denver, Inc. (the “Company”) pursuant to the Company’s Nonemployee Director Retirement Policy. Mr. McKenna did not indicate any disagreement with the Company.
     (d) Appointment of Director.
     As previously announced, Mr. Barry L. Pennypacker, the Company’s President and Chief Executive Officer was appointed to the Board of Directors on February 19, 2008 to serve as a director of the Company until the 2009 annual meeting of the stockholders and until his successor is duly appointed and qualified.
     (e) Compensatory Arrangements of Certain Officers.
     Amended and Restated Gardner Denver, Inc. Long-Term Incentive Plan (“Incentive Plan”).
     On February 19, 2008, the Board of Directors approved the amendment and/or restatement of its Incentive Plan, in which the Company’s named executive officers participate, effective February 18, 2008. The approved Incentive Plan effected the following changes: (1) added a definition for “Disability”; and (2) allows both employees and nonemployee directors to be eligible to receive restricted stock units in addition to shares of restricted stock which were previously available to both employees and nonemployee directors under the Incentive Plan.
     This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Incentive Plan, filed as Exhibit 10.1 to this Report on Form 8-K. Exhibit 10.1 is incorporated by reference herein.
     On February 18, 2008, the Company’s Management Development and Compensation Committee (“Committee”) approved the form of option and restricted stock unit agreements, filed as Exhibits 10.2, 10.3. 10.4, 10.5, and 10.6 to this Form 8-K, which are incorporated by reference herein. In addition, the Committee granted our named executive officers restricted stock units in lieu of restricted stock. The terms of the restricted stock units are materially consistent with the terms of restricted stock previously granted under the Incentive Plan. The Committee approved the restricted stock unit agreements and the awards of restricted stock units contingent upon the Board of Director’s approval of the amendments to the Incentive Plan described above.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
10.1	Amended and Restated Gardner Denver, Inc. Long-Term Incentive Plan as effective on February 18, 2008

10.2	Form of Gardner Denver, Inc. Incentive Stock Option Agreement

10.3	Form of Gardner Denver, Inc. Non-Qualified Stock Option Agreement

10.4	Form of Gardner Denver, Inc. Restricted Stock Units Agreement

10.5	Form of Gardner Denver, Inc. Nonemployee Director Stock Option Agreement

10.6	Form of Gardner Denver, Inc. Nonemployee Director Restricted Stock Units Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GARDNER DENVER, INC.
Date: February 21, 2008	By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara
Executive Vice President, Administration, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Gardner Denver, Inc. Long-Term Incentive Plan as effective on February 18, 2008

10.2	Form of Gardner Denver, Inc. Incentive Stock Option Agreement

10.3	Form of Gardner Denver, Inc. Non-Qualified Stock Option Agreement

10.4	Form of Gardner Denver, Inc. Restricted Stock Units Agreement

10.5	Form of Gardner Denver, Inc. Nonemployee Director Stock Option Agreement

10.6	Form of Gardner Denver, Inc. Nonemployee Director Restricted Stock Units Agreement